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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported) February 24, 1998
                                                       -----------------


                   American General Hospitality Corporation
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            (Exact Name of Registrant as Specified in its Charter)


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
Maryland                   1-11903             75-2648842
-----------------         -----------       ----------------
(State or Other           (Commission       (I.R.S. Employer
Jurisdiction of           File Number)      Identification No.)
incorporation)

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        5605 MacArthur Boulevard, Suite 1200, Irving, Texas  75038
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             (Address of Principal Executive Offices)     (Zip Code)



     (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                         --------------


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        (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   OTHER EVENTS.

          American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with the issuance of 362,812 shares of its Common Stock, par value $0.01 per share (the "Common Stock"). The Common Stock was registered as part of the Company's Registration Statement on Form S-3 (File No. 333-33007), which was declared effective by the Securities and Exchange Commission on August 28, 1997. On February 24, 1998, the Company agreed to sell the shares of Common Stock to Legg Mason Wood Walker, Incorporated at $27.5625 per share.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------
1.1 Underwriting Agreement, dated February 24, 1998, between the Registrant and Legg Mason Wood Walker, Incorporated.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               AMERICAN GENERAL HOSPITALITY CORPORATION
                                            (Registrant)


Date:  February 24, 1998

                               By:        /s/ Kenneth E. Barr
                                   ----------------------------------------
                                   Name:   Kenneth E. Barr
                                   Title:  Executive Vice President, Chief
                                           Financial Officer (Principal
                                           Financial Officer), Secretary
                                           and Treasurer

                                       3
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EXHIBIT INDEX


Exhibit   Description
-------   -----------
1.1 Underwriting Agreement, dated February 24, 1998, between the Registrant and Legg Mason Wood Walker, Incorporated.

                                       4